UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  January 24, 2022

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
4.872% Corporate Units	NEE.PRO	New York Stock Exchange
5.279% Corporate Units	NEE.PRP	New York Stock Exchange
6.219% Corporate Units	NEE.PRQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    On January 24, 2022, NextEra Energy, Inc. (“NEE”) commenced the implementation of its chief executive officer succession plan, pursuant to which, effective on March 1, 2022, James L. Robo, the Chairman, President and Chief Executive Officer of NEE, will transition to Executive Chairman of NEE (the “Executive Chairman”) and John W. Ketchum, the President and Chief Executive Officer of NEE’s subsidiary, NextEra Energy Resources, LLC (“NEER”), will cease his service in those positions and succeed Mr. Robo as President and Chief Executive Officer of NEE.

On January 24, 2022, in accordance with the succession plan:

•Mr. Robo notified the Board of Directors of NEE (the “Board”) that he intends to cease his current service as President and Chief Executive Officer effective on March 1, 2022; and

•the Board appointed Mr. Robo to serve as Executive Chairman beginning on March 1, 2022 for a transitional period as may be agreed by Mr. Robo and the Board.

Mr. Robo has served as NEE's principal executive officer since his appointment as Chief Executive Officer effective on July 1, 2012. Mr. Robo plans to continue his current service on the Board as its Chairman for the transitional period.

In connection with the foregoing, Rebecca J. Kujawa will cease her current service as Executive Vice President, Finance and Chief Financial Officer of NEE effective on March 1, 2022 to succeed Mr. Ketchum as President and Chief Executive Officer of NEER effective on that date. Mrs. Kujawa has served as NEE’s principal financial officer since her appointment to her current positions effective on March 1, 2019.

(c)    The information set forth under Item 5.02(b) of this report is incorporated by reference in this Item 5.02(c).

On January 24, 2022, the Board appointed:

•Mr. Ketchum to succeed Mr. Robo as President and Chief Executive Officer of NEE, effective on March 1, 2022. As Chief Executive Officer, Mr. Ketchum will serve as NEE's principal executive officer. Mr. Ketchum, age 51, has served in his current role as the President and Chief Executive Officer of NEER since March 2019 and served as Executive Vice President, Finance and Chief Financial Officer of NEE from March 2016 to March 2019. It is anticipated that Mr. Ketchum will be appointed to the Board effective on or about the effective date of his commencement of service as President and Chief Executive Officer.

•T. Kirk Crews II as Executive Vice President, Finance and Chief Financial Officer of NEE, effective on March 1, 2022, to succeed Mrs. Kujawa in those positions. In such capacities, Mr. Crews will serve as NEE’s principal financial officer. Mr. Crews, age 43, has served in his current role as Vice President, Business Management since March 2019. From September 2016 until March 2019 he was NEE’s Vice President, Controller and Chief Accounting Officer.

On January 24, 2022, in connection with the foregoing appointments, the Compensation Committee of the Board (the “Committee”) approved, among other matters, compensation and pay mix for 2022 for Mr. Ketchum and Mr. Crews. Effective March 1, 2022, Mr. Ketchum’s annual base salary will be $1,500,000 and his annual incentive plan target will be 150% of base salary; Mr. Crews’ annual base salary will be $635,000 and his annual incentive plan target will be 70% of base salary. They will receive 2022 equity compensation awards in the target amounts of $8,750,000 for

Mr. Ketchum and $1,320,500 for Mr. Crews, with the mix of such equity compensation awards being as follows:

•For Mr. Ketchum: 65% of the target amount will be in the form of performance share awards that will vest fully on December 31, 2024, 25% will be in the form of non-qualified stock options that will vest ratably over three years, and 3% will be in the form of restricted stock that will vest ratably over three years, all issuable pursuant to the NEE 2021 Long Term Incentive Plan (“NEE LTIP”); and 7% of the target amount has been recommended to be in the form of NextEra Energy Partners, LP (“NEP”) restricted common units issuable pursuant to the NEP 2014 Long Term Incentive Plan (“NEP LTIP”), subject to approval by the NEP Board of Directors.

•For Mr. Crews: 60% of the target amount will be in the form of performance share awards that will vest fully on December 31, 2024, 20% will be in the form of non-qualified stock options that will vest ratably over three years, and 13% will be in the form of restricted stock that will vest ratably over three years, all issuable pursuant to the NEE LTIP; and 7% of the target amount has been recommended to be in the form of NEP restricted common units issuable pursuant to the NEP LTIP, subject to approval by the NEP Board of Directors.

On January 24, 2022, the Committee also approved for Mr. Crews in connection with his appointment: (1) participation in the NEE Executive Severance Benefit Plan, which provides for the payment of severance benefits to senior executives if their employment is involuntarily terminated in specified circumstances; (2) an executive retention employment agreement with NEE, which affords him certain protections and benefits in the event of a change in control of NEE during a three-year transition period; and (3) enhanced credits for purposes of calculating his defined benefit under NEE’s Supplemental Executive Retirement Plan. The material terms of each of the foregoing executive compensation plans and arrangements in which Mr. Crews will participate are described in NEE’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2021.

(e)    The information set forth under Item 5.02(c) of this report is incorporated by reference in this Item 5.02(e).

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On January 25, 2022, NEE issued a news release announcing certain of the matters reported in Item 5.02 of this report. NEE’s news release is furnished as Exhibit 99 to this report and incorporated by reference in this Item 7.01.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

NEE herewith furnishes the following Exhibit 99:

Exhibit Number	Description
99	NextEra Energy, Inc. News Release dated January 25, 2022
101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 24, 2022

NEXTERA ENERGY, INC.
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel of NEXTERA ENERGY, INC.